PBHG INSURANCE SERIES FUND

                        SUPPLEMENT DATED AUGUST 19, 2002

                              To the Prospectus for
                   PBHG Technology & Communications Portfolio

         This Supplement updates certain information contained in the Prospectus for the PBHG Technology & Communications Portfolio dated May 1, 2002. You should retain the Prospectus. You may obtain an additional copies of the Prospectus free of charge by calling 1-800-347-9256.


         The PBHG Technology & Communications Portfolio is managed by Pilgrim Baxter's technology team, lead by Gary L. Pilgrim, Michael S. Sutton, Jerome J. Heppelman and Raymond J. McCaffrey. The work experience of these investment professionals is discussed in the "Portfolio Managers" section of the Prospectus.